Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of China New Greenfood for the quarter ended March 31, 2011, I, Taiping Zhou, Chief Executive Officer and Chief Financial Officer of the Company hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the period ended March 31, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the period ended March 31, 2011, fairly presents, in all material respects, the financial condition and results of operations of New Era Technology Development Co., Ltd.

NEW ERA TECHNOLOGY DEVELOPMENT CO., LTD.

By:	/s/ Taiping Zhou
Taiping Zhou Chief Executive Officer and Principal Accounting Officer

Dated: May 16, 2011